EXHIBIT 13.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment to the Annual Report of Shengfeng Development Limited (the “Company”) on Form 20-F for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Amended Report”), I, Guoping Zheng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Amended Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 22, 2024

By:	/s/ Guoping Zheng
Name: Guoping Zheng
Title: Chief Financial Officer